LETTER OF TRANSMITTAL

REGARDING SHARES OF COMMON STOCK OF

BNY MELLON ALCENTRA GLOBAL MULTI-STRATEGY CREDIT FUND, INC.

Tendered Pursuant to the Offer to Purchase Dated January 20, 2021

ALL TENDER REQUESTS MUST BE RECEIVED IN PROPER FORM ON OR

BEFORE 5:00 P.M., EASTERN TIME, ON FEBRUARY 18, 2021.

The Depositary Agent for the Offer is:

Computershare Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A.

By Mail:	By Overnight Courier:
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
Voluntary Corporate Actions	Voluntary Corporate Actions
P.O. Box 43011	150 Royall Street, Suite V
Providence, RI 02940-3011	Canton, MA 02021

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of
Registered Shareholder(s)
(Please fill in, if blank, exactly as name(s)
appear(s) on Direct
Registration System statement)
(Attach additional list, if necessary)

Total Shares

This Letter of Transmittal is to be completed only by shareholders of BNY Mellon Alcentra Global Multi-Strategy

Credit Fund, Inc. (the “Purchaser”) whose Shares (as defined below) are registered directly with the Purchaser in their own name(s).

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET

FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ

CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

SCAN TO CA VOLUNTARY COY AGM

Ladies and Gentlemen:

The undersigned hereby tenders the above-described shares of common stock (“Shares”) of BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. for purchase by the Purchaser at a price equal to the Purchaser’s most recent quarter-end net asset value (“NAV”) per Share—i.e., the NAV per Share determined as of December 31, 2020— upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 20, 2021 and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”).

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares that are declared, paid or distributed in respect of a record date on or after the Expiration Date (as defined in Section 1 of the Offer to Purchase) (collectively, “Distributions”) and authorizes and instructs Computershare Inc. (“Computershare”) and its wholly owned subsidiary, Computershare Trust Company, N.A. (together with Computershare, the “Depositary Agent”), to (i) deliver all evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of the Purchaser and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the Purchaser as the attorney and proxy of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in its sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Purchaser (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued as Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares (and Distributions) to be deemed validly tendered, immediately upon the Purchaser’s acceptance of such Shares for payment, the Purchaser must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Purchaser’s shareholders. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary Agent for the account of the Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The Purchaser’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

Unless otherwise indicated below in the box entitled “Special Payment Instructions,” the undersigned is requesting that the check for the purchase price of all Shares purchased (less the amount of any applicable U.S. withholding taxes) from the undersigned pursuant to the Offer and, if applicable, a Direct Registration System (“DRS”) statement, evidencing Shares held for the undersigned in an electronic book-entry account maintained by the Depositary Agent, representing the number of Shares not accepted for payment, be issued in the name(s) of the registered shareholder(s) appearing above under “Description of Shares Tendered”. Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” the undersigned is requesting that the check for the purchase price of all Shares purchased (less the amount of any applicable U.S. withholding taxes) from the undersigned pursuant to the Offer and, if applicable, a DRS statement, evidencing Shares held for the undersigned in an electronic book-entry account maintained by the Depositary Agent, representing the number of Shares not accepted for payment, be mailed to the address of the registered shareholder(s) appearing above under “Description of Shares Tendered.”

In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned is requesting that the check for the purchase price of all Shares purchased (less the amount of any applicable U.S. withholding taxes) from the undersigned pursuant to the Offer and, if applicable, a DRS statement, evidencing Shares held for the undersigned in an electronic book-entry account maintained by the Depositary Agent, representing the number of Shares not accepted for payment be issued and mailed to the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions or the Special Delivery Instructions, to make any payment or to transfer any Shares from the name of the registered shareholder(s) thereof if the Purchaser does not accept for payment any Shares tendered by the undersigned pursuant to the Offer. The Shares purchased will be debited from the book-entry account of the undersigned.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)	(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares purchased and, if applicable, a DRS statement, evidencing Shares held for you in an electronic book-entry account maintained by the Depositary Agent representing the number of Shares not accepted for payment, are to be issued in the name of someone other than the undersigned.	To be completed ONLY if the check for the purchase price of Shares purchased and, if applicable, a DRS statement, evidencing Shares held for you in an electronic book-entry account maintained by the Depositary Agent representing the number of Shares not accepted for payment, are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Issue Check and DRS Statement to:	Mail Check and DRS Statement to:

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:

(Zip Code)	(Zip Code)

(Tax Identification or Social Security Number)	(Tax Identification or Social Security Number)
(Also Complete Enclosed Form W-9)	(Also Complete Enclosed Form W-9)

IMPORTANT

SHAREHOLDERS,

SIGN HERE:
(Please Also Complete Enclosed Form W-9)

Sign Here:

Sign Here:
Signature(s) of Shareholder(s)

Dated: , 2021.

(Must be signed by registered shareholder(s) exactly as name(s) appear(s) on Direct Registration System statement. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
Please Print

Capacity (full title):

Address:
Include Zip Code

Daytime Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:

(Also Complete Enclosed Form W-9)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.
FINANCIAL INSTITUTIONS: PLACE MEDALLION
GUARANTEE IN SPACE BELOW

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.       Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Program, or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered shareholder(s) of Shares tendered hereby and such shareholder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.       Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used only if Shares being tendered are held in book-entry form on the books of the Depositary Agent. A properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary Agent at one of its addresses set forth below prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Please indicate the number of Shares being tendered in the box titled “Number of Shares Tendered” on this Letter of Transmittal.

The method of delivery of this Letter of Transmittal, Shares and all other required documents is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal, all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

3.       Inadequate Space. If the space provided under “Description of Shares Tendered” is inadequate, the name(s) and address(es) of the registered shareholder(s) should be listed on a separate signed schedule and attached hereto.

4.       Partial Tenders. If you wish to tender fewer than all of your Shares, fill in the number of Shares that you wish to tender in the row entitled “Total Shares.”

5.       Signatures on Letter of Transmittal; Share Powers and Endorsements. If this Letter of Transmittal is signed by the registered shareholder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the DRS statement, evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered shareholder(s) of Shares tendered hereby, no separate share powers are required, unless payment is to be made to, or DRS statements evidencing Shares not accepted for payment are to be issued in the name of, a person other than the registered shareholder(s). If this Letter of Transmittal is signed by a person other than the registered shareholder(s) of the Shares tendered, the Share(s) tendered hereby must be endorsed or accompanied by appropriate share powers, in either case signed exactly as the name(s) of the registered shareholder(s) appear(s) on the DRS statement. Signatures on such share powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any share power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser, in its sole discretion, of such person’s authority so to act must be submitted.

6.      Share Transfer Taxes. Share transfer taxes may be applicable under certain circumstances. You should consult your own tax adviser for a complete description of the tax consequences to you of any sale or transfer of Shares pursuant to the Offer.

7.       Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or DRS statements evidencing Shares not accepted for payment are to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal or if such check or any such DRS statements are to be sent to a person other than the signer of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered,” the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” herein, as appropriate, must be completed.

8.       Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to Georgeson LLC (the “Information Agent”) at the telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Form W-9 may be obtained from the Information Agent.

9.       Important Tax Information. Under U.S. federal income tax laws, the Depositary Agent will be required to withhold 24% of the gross proceeds otherwise payable to a U.S. individual or certain non-corporate shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder that is a United States person for U.S. federal income tax purposes must provide the Depositary Agent with such shareholder’s correct taxpayer identification number (“TIN”) and certify that such shareholder is not subject to backup withholding by completing, signing and dating an Internal Revenue Service (“IRS”) Form W-9 and returning such form to the Depositary Agent. In general, if a shareholder is an individual, the TIN is the social security number of such individual. If the Depositary Agent is not provided with the correct TIN and other required information, or if a false statement is made on the IRS Form W-9, the shareholder may be subject to penalties imposed by the IRS and, in certain cases, criminal penalties, including fines and/or imprisonment. Certain shareholders (including, among others, generally all corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. However, such shareholders should complete the IRS Form W-9 (or, in the case of a foreign shareholder, an appropriate IRS Form W-8, discussed below) to avoid erroneous backup withholding. For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if Shares are held in more than one name), consult the instructions included with the IRS Form W-9 set forth below. The Purchaser may also need to withhold on payments to a shareholder if it is notified by the IRS that it is required to do so.

A foreign shareholder that is not a United States person for U.S. federal income tax purposes may be subject to backup withholding, but may qualify as an exempt recipient by providing the Depositary Agent with a properly completed, signed and dated IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8, attesting to such shareholder’s foreign status or by otherwise establishing an exemption. An appropriate IRS Form W-8 may be obtained from the Depositary Agent or the IRS website (www.irs.gov). In addition, withholding taxes may apply to certain non-U.S. shareholders. Non-U.S. shareholders should consult their own tax advisors regarding the application of the U.S. federal withholding tax, including their potential eligibility for a withholding tax reduction or exemption, and the refund procedure.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information establishing eligibility is timely furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 (OR AN APPROPRIATE IRS FORM W-8) MAY RESULT IN PENALTIES AND BACKUP WITHHOLDING ON ANY AMOUNTS OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE INSTRUCTIONS TO THE IRS FORM W-9 (OR APPROPRIATE IRS FORM W-8) FOR ADDITIONAL DETAILS. FOR ADDITIONAL INFORMATION CONTACT YOUR OWN TAX ADVISOR OR THE IRS.

This Letter of Transmittal and any other required documents should be sent or delivered by each shareholder to the Depositary Agent at one of its addresses set forth below:

The Depositary Agent for the Offer is:

By Mail:	By Overnight Courier:

Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
Voluntary Corporate Actions	Voluntary Corporate Actions
P.O. Box 43011	150 Royall Street, Suite V
Providence, RI 02940-3011	Canton, MA 02021

Questions or requests for assistance may be directed to the

Information Agent at its telephone number listed below.

Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent.

The Information Agent for the Offer is:

1290 Avenue of the Americas, 9th Floor
New York, NY 10104

(877) 278-9670 (Toll Free)

Request for Taxpayer Give Form to the (Rev. October2018) Identification Number and Certification requester.Do not Department of the Treasurysend to the IRS. Internal Revenue Service ..,. Go to www.irs.gov/FonnW9 for instructions and the latest infonnation. 1 Name {as shown on your Income tax return). Name Is required on this line: do not leave this line blank....2 Business name/disregarded entity name, if different from above3 Check appropriate box for federal tax classification of the person whose name Is entered on line 1. Check only one of the 4 Exemptions (codes apply only tofollowing seven boxes. certain entities, not individuals; see c. instructions on page 3):..0.r LLCc:: D Individual/sole proprietor or D C Corporation D S Corporation D Partnership D TrusVestate single-membe D Umited liability company.Enter the tax classification (C=C corporation, S=S corporation, P=Parblership) ""Exempt payee code r•any)H Note: Check the appropriate box In the line above for the tax classification of the single-member owner. Do not check Exemption from FATCA reporting·..c....5. !ELLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S.federal tax purposes.Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.!! D Other (see instructions) ... to ma/flhllned outM:Ie the U.s.) c. 5 Address (number, street, and apt. or suite no.) See Instructions. Requester's name and address (optional) !l "' 8 City,state, and ZIP code7 Ust account number(s) here (optionaQ•:.c .I. Taxpayer Identification Number (TIN)Enter youTIN in_ the app_ro ri te box. "!hTIN provided must.match te name given on line 1 to avoid 1 Social security number Ibackup w1thhold1ng. For IndiVIduals, th1s 1s generally your soc1al secunty number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number,see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.[ill-ITJ -I I I I ICertification Under penalties of perjury.I certify that: 1.The number shown on this form is my correct taxpayer identification number (or Iam waiting for a number to be issued to me); and 2.Iam not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service QRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S.citizen or other U.S. person (defined below); and 4. The FATCA oode(s) entered on this form(any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply.For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.Sign HereI Signature of U.S. parson ...General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TlN) which may be your social security number (SSN), individual taxpayer identification number (!TIN), adoption taxpayer identification number {ATIN), or employer identification number (EIN), to report on an information retum the amount paid to you, or other amount reportable on an information return.Examples of information returns include, but are not limited to, the following. • Form 1099-INT Onterest eamed or paid)• Form 1099-DIV (dividends, including those from stocks or mutual funds) • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds) • Form 1099-8 {stock or mutual fund sales and certain other transactions by brokers) • Form 1099-S {proceeds from real estate transactions) • Form 1099-K (merchant card and third party network transactions) • Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098T· uition) • Form 1099-C (canceled debt) • Form 1099-A {acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S.person {including a resident alien), to provide your correct TIN. If you do not tBtum Form W-9 to the rBquester with a TIN. you might be subject to backup withholding. Sse What is backup w hholding. later.Cat. No. 10231X Form W-9 (Rev. 10-2018)

Form W-9 {Rav.1G-2018)Page2By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup wnhholding, or 3. Claim exemption from backup withholding if you are a U.S.exempt payee. If applicable, you are also certifying that as a U.S.person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form Of any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9. Definition of a U.S.person.For federal tax purposes, you are considered a U.S.person if you are: • An individual who is a U.S. citizen or U.S.resident alien; • A partnership, corporation,company, or association created or organized in the United States or under the laws of the United States; • An estate {other than a foreign estate); or • A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax.Therefore, if you are a U.S.person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States. • In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entny and not the entity; • In the case of a grantor trust with a U.S.grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and • In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S.person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien.Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause... Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S.resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1.The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2.The treaty article addressing the income. 3.The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4.The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.Example.. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 3D, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the Unned States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocoQ and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup wnhholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the instructions for Part II for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax retum (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee coda, later, and the separate Instructions for the Requester of Form W-9 for more information. Also see Special roles for partnerships, earlier. What is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person.For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt.In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN.If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penaHy for false information with respect to withholding.If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 {Rev 1G-2018)Page3C mlnal penalty lor falsifying Information. WiiWully falsifying IF the entity/person on line 1 is THEN check the box lor ••. certifications or affinnations may subject you to criminal penalties a(n) •.. including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of • Corporation Corporation federal law, the requester may be subject to civil and criminal penalties. • Individual lndividuaVsole proprietor or single- • Sole proprietorship, or memberLLC Specific Instructions • Single-member limited liability company (LLC) owned by anLine 1individual and disregarded for U.S.You must enter one of the following on this line; do not leave this line federal tax purposes. blank. The name should match the name on your tax return. • LLC treated as a partnership for Umited liability company and enter If this Form W-9 is for a joint account (other than an account U.S. federal tax purposes, the appropriate tax classification. maintained by a foreign financial institution (FFI)), list first, and then • LLC that has filed Form 8832 or (P= Partnership; C= C corporation; circle, the name of the person or entity whose number you entered in 2553 to be taxed as a corporation, or S= S corporation) Part I of Form W-9. If you are providing Form W-9 to an FFI to document or a joint account, each holder of the account that is a U.S.person must • LLC that is disregarded as an provide a Form W-9. entity separate from its owner but a. Individual.Generally, enter the name shown on your tax return.If the owner is another LLC that is you have changed your last name without informing the Social Security not disregarded for U.S. federal tax Administration (SSA) of the name change, enter your first name, the last purposes. name as shown on your social security card, and your new last name. Note:ITIN applicant Enter your individual name as it was entered on • Partnership Partnership your Form W-7 application, line 1a.This should also be the same as the • TrusVestate TrusVestate name you entered on the Form 1040/1040A/1040EZ you filed w1th yourapplication. b. Sole proprietor or single-member LLC.Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2. c. Partnership, LLC that is not a single-member LLC,C corporation,or S corporation.Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line2. d. Other entities.Enter your name as shown on required U.S. federal tax documents on line 1.This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. e. Disregarded entity.For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)0iQ. Enter the owner's name on line 1.The name of the entity entered on line 1 should never be a disregarded entity.The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign U.C that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S.TIN. Line2 If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2. Line3 Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.Line 4,Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you. Exempt payee code. • Generally, individuals Oncluding sole proprietors) are not exempt from backup withholding. • Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. • Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. • Corporations are not exempt from backup withholding with respect to attomeys' fees or gross proceeds paid to attomeys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4. 1-An organization exempt from tax under section 501{8), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(ij(2) 2-The United States or any of its agencies or instrumentalities 3-A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities 4-A foreign government or any of its political subdivisions, agencies, or instrumentalities 5-A corporation 6-A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S.commonwealth or possession 7-A futures commission merchant registered with the Commodity Futures Trading Commission 8-A real estate investment trust 9-An entity registered at all times during the tax year under the Investment Company Act of 1940 10-A common trust fund operated by a bank under section 584(8) 11-A financial institution 12-A middleman known in the investment community as a nominee or custodian 13-A trust exempt from tax under section 664 or described in section 4947

Fonn W-9 (Rev. 10-2018)Page4The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for ••. THEN the payment is exempt for ...Interest and dividend payments All exempt peyees except for7Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.M-A tax exempt trust under a section 403(b) plan or section 457(g) plan Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information retums. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records. Line6 Enter your city, state, and ZIP code.Barter exchange transactions and patronage dividendsPayments over $600 required to be reported and direct sales over $5,0001Payments made in settlement of peyment card or third party network transactionsExempt payees 1 through 4Generally, exempt payees 1 through 52Exempt payees 1 through 4Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.1 See Form 1099-MISC, Miscellaneous Income, and its instructions. 2 However, the following paYff!ents made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attomeys' fees, gross proceeds paid to an attomey reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code.The following codes identify peyees that are exempt from reporting under FATCA These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code. A-An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) 8-lhe United States or any of its agencies or instrumentalities C-A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities D-A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472·1(c)(1)(i) E-A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472·1(c)(1)(i) F-A dealer in securities, commodities, or derivative financial instruments ncluding notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G-A real estate investment trust H-A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Compeny Act of1940 1-A common trust fund as defined in section 584(a) J-A bank as defined in section 581 K-Abroker L-A trust exempt from tax under section 664 or described in section 4947(a)(1)If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN.IIthe LLC is classified as a corporation or partnership, enter the entity's EIN. Note: See What Nama and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TlN, apply for one immediately. To apply for an SSN, get Form SS-5,Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1·800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply lor an ITIN, or Form SS-4, Application lor Employer Identification Number, to apply for an EIN. You can apply lor an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number {EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the spece for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments.The SO·day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering "Applied For" means that you have already applied lor a TIN or that you intend to apply for one soon. Caution: A disregarded U.S.entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S.person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TlN is shown in Part 1 should sign (when requirad). In the casa of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below.

 Form W-9 {Rav.1G-2018)Page51.Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3.Realestate b"ansactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods {other than bills for merchandise), medical and health care services Oncluding payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys Oncluding payments to corporations). 5.Mortgage interest paid by you,acquisition or abandonment of secured property,cancellation of debt,qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, CoverdellESA, Archer MSA or HSA contributions or disbibutions, and pension distributions.You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the RequesterFor this type of account: Give name and EIN of: 14. Account with the Department of The public entity Agriculture In the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments15. Grantor trust filing under the Fonn The trust 1041 Filing Method or the Optional Fonn 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished. 2 Circle the minor's name and furnish the minor's SSN.3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN Of you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special roles for partnerships, earlier. *Note: The grantor also must provide a Form W-9 to trustee of trust. Note:If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records From Identity TheftFor this type of account: 1. Individual 2. Two or more Individuals Oolnt account) other than an account maintained by an FFIGive name and SSN of: The Individual The actual owner of the account or, If combined funds, the first individual on the account1Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.3. Two or more U.S. persons Each holder of the account Oolnt account maintained by an FFI)4. Custodial account of a minor The mino(! (Unifonn Gift to Minors Act) 5. a. The usual revocable savings trust The grantor-trustee1 (grantor is also trustee) b. So-called trust account that Is not The actual owner1 a legal or valid trust under state law6. Sole proprietorship or disregarded The owne,-3 entity owned by an individual 7. Grantor trust filing under Optional The grantor* Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A)) For this type of account: Give name and EIN of: 8. Disregarded entity not owned by an The owner individual 9. A valid trust, estate, or pension trust Legal entity410. Corporation or LLC electing The corporation corporate status on Form 8832 or Form 2553 11. Association, club,religious, The organization charitable, educational, or other tax- exempt organizationTo reduce your risk: • Protect your SSN, • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. lf your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credreport, contact the lRS Identity Theft Hotline at 1-800-908-4490 or submForm 14039. For more infonnation, see Pub. 5027, Identity Theft Information for Taxpayers. Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service {TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TIY/TDD 1-800-829-4059. Protect yourseH from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites.The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.12. Partnership or multi-member LLC 13. A broker or registered nomineeThe partnership The broker or nominee

Form W-9 {Rav.1G-2018)Page6The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed infonnation through email or ask taxpayers for the PIN numbers, passwords, or similar secret access infonnation for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, . forward this message to phishing@irs.gov. You may also report m1suse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TlGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.ldenfilyTheft.gov and Pub. 5027. Visit www.irs.gov/ldentityTheft to learn more about identity theft and how to reduce your risk.Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons Oncluding federal agencies) who are required to file infonnation returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the fonn to file infonnation returns with the IRS, reporting the above infonnation. Routine uses of this infonnation include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The infonnation also maye disclosed to her countries under a treaty, to federal and state agencies to enforce CIVIl and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent infonnation.